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                                  Exhibit Index

 Exhibit No.                Description of Documents

     4.1 Raytheon Company Restated Certificate of Incorporation, heretofore filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997, is hereby incorporated by reference.*

     4.2 Raytheon Company Amended and Restated By-Laws, heretofore filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997, are hereby incorporated by reference.*

     4.3  Raytheon Savings and Investment Plan.*

     4.4 Raytheon Savings and Investment Plan for Specified Hourly Payroll Employees.*+

     4.5  Raytheon Employee Savings and Investment Plan.*

     4.6 Raytheon Savings and Investment Plan for Specified Puerto Rico Employees.*

     4.7  E-Systems Employee Savings Plan.*+

     4.8  Raytheon TI Systems Savings Plan.*+

     4.9  Raytheon Salaried Savings and Investment Plan.*+

     4.10 Raytheon California Hourly Savings and Investment Plan.*+

     4.11 Raytheon Tucson Bargaining Savings and Investment Plan.*+

     4.12 Raytheon Savings and Investment Plan (10014).*+

     4.13 Raytheon Excess Savings Plan.

     4.14 Raytheon Deferred Compensation Plan.

     5.1 Opinion of John W. Kapples, Esq. as to the legality of the securities being registered.*

     5.2 Internal Revenue Service determination letter in respect of the Raytheon Savings and Investment Plan.*

     5.3 Internal Revenue Service determination letter in respect of the Raytheon Savings and Investment Plan for Specified Hourly Payroll Employees.*

     5.4 Internal Revenue Service determination letter in respect of the Raytheon Employee Savings and Investment Plan.*

     5.5 Internal Revenue Service determination letter in respect of the E-Systems Employee Savings Plan.*

     5.6 An undertaking that the Registrant will submit the Raytheon Salaried Savings and Investment Plan, Raytheon California Hourly Savings and Investment Plan, Raytheon Tucson Bargaining Savings and Investment Plan and Raytheon Savings and Investment Plan (10014) to the Internal Revenue Service in a timely manner and will make all changes required by the Internal Revenue Service in order to qualify such plans.*

     23.1 Consent of John W. Kapples, Esq. (included in Exhibit 5.1).*

     23.2 Consent of PricewaterhouseCoopers L.L.P.

     24 Power of Attorney (included on the signature page of the Registration Statement).

     *    Filed with the Initial Registration Statement.

     + Exhibit 4.4 and Exhibits 4.7 through 4.12 have been consolidated into the Raytheon Savings and Investment Plan and the Raytheon Employee Savings and Investment Plan since the filing of the Initial Registration Statement.